UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2007

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On September 17, 2007, Next, Inc. (the “Company”) announced that The Wall Street Transcript (“TWST”) has published an interview with Robert M. Budd, President and Chief Executive Officer of the Company, in which he talks at length about the Company.  Copies of the press release and a transcript of the interview are furnished with this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated September 17, 2007, announcing the publication of an interview by The Wall Street Transcript with Robert M. Budd.

99.2

Transcript of interview by The Wall Street Transcript with Robert M. Budd on September 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

September 17, 2007

By:/s/ Robert M. Budd

Robert M. Budd

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Press Release dated September 17, 2007, announcing the publication of an interview by The Wall Street Transcript with Robert M. Budd.

99.2

Transcript of interview by The Wall Street Transcript with Robert M. Budd on September 10, 2007.